UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                  March 4, 2005

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

        0-29798                             23-1408659
        -------                             ----------
 (Commission File Number)       (I.R.S. employer identification number)


       2530 Riva Road, Suite 201
          Annapolis, Maryland                             21401
          -------------------                          ----------
(Address of principal executive office)                (Zip code)


         Registrant's telephone number, including area code
                           (410) 224-4415

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 4, 2005, CompuDyne Corporation (the "Company"), certain subsidiaries of the Company as guarantor parties thereto (the "Guarantors"), the banks party thereto (the "Banks") and PNC Bank, National Association, as agent for the Banks (the "Agent"), entered into a Second Amendment to Amended and Restated Credit Agreement and Amendment to Securities Pledge Agreement (the "Amendment") to the Company's Amended and Restated Credit Agreement dated as of March 31, 2004 among the Company, the Guarantors, the Banks and the Agent (the "Credit Agreement"). Pursuant to the Amendment, the Agent and the Banks have agreed to consent to the conversion of certain of the Company's wholly-owned subsidiaries. In addition, certain other provisions of the Credit Agreement were amended to:

     o provide that the Company will be required to pledge to Agent, for the benefit of the Banks, cash and marketable securities in an amount not less than 111.11% of the sum of (i) the unpaid aggregate principal balance of all Loans (as defined in the Credit Agreement) advanced under the Credit Agreement;

     o    eliminate the minimum EBITDA covenant; and

     o provide that the minimum Fixed Charge Coverage Ratio covenant, Maximum Leverage ratio covenant and the minimum Consolidated Tangible Net Worth covenant will not become effective until March 31, 2006.

A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

Exhibit No.           Description
----------   -------------------------------------------------------------------
10.1         Second Amendment to Amended and Restated
             Credit Agreement and Amendment to Securities Pledge Agreement dated
             March 4, 2005.

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


SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: March 7, 2005



                               COMPUDYNE CORPORATION



                               By: /s/ Geoffrey F. Feidelberg
                                   --------------------------
                               Name:  Geoffrey F. Feidelberg
                               Title:  Chief Financial Officer







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